UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2018

WESTWATER RESOURCES, INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 13, 2018, Westwater Resources, Inc. (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) that it had failed to maintain compliance with the $1.00 per share minimum bid price for 30 consecutive business days, as required under Nasdaq Listing Rule 5550(a)(2). This notice has no immediate effect on the Company’s Nasdaq listing and the Company’s shares will continue to trade under the symbol “WWR,” subject to the Company regaining compliance as discussed below.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days to regain compliance with the minimum bid price requirement. The Company will regain compliance with the minimum bid requirement if at any time before September 9, 2018, the bid price for the Company’s common stock closes at $1.00 per share or above for a minimum of 10 consecutive business days.  In the event the Company does not regain compliance with the minimum bid price rule by September 9, 2018, the Company may be eligible to seek an additional compliance period of 180 calendar days.  To qualify, the Company will be required to meet the continued listing requirement of $1.0 million market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market with the exception of the bid price requirement, and will need to provide Nasdaq with written notice of its intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. If the Company fails to regain compliance after the second 180-day grace period, or if Nasdaq declines to grant the Company a second 180-day grace period, Nasdaq may delist the Company’s common stock.

The Company intends to actively monitor the bid price of its common stock and will consider available options to regain compliance with the listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2018

WESTWATER RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer